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                                     EXHIBIT 10.7

                                         FORM
                                   LEASE AGREEMENT


THIS LEASE AGREEMENT made and entered into between WHITEWOOD (MINNEAPOLIS) LIMITED PARTNERSHIP, a Minnesota limited partnership ("Landlord") and UNITED COMMUNITY BANCSHARES, INC. ("Tenant").

                                     WITNESSETH:

    1.   PREMISES AND TERM.

    (a) In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions, and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord, the following described space, to wit:

           Approximately 3,860 rentable square feet identified as Suite 155 as crosshatched on the plan attached hereto as Exhibit "A" (the "Leased Premises") which is located in the building commonly known as 2600 Eagan Woods (the "Building"), situated on the real property described in Exhibit "B" attached hereto (the "Property"). The Leased Premises shall be used for the following purposes and no others:

                                    General Office

TO HAVE AND TO HOLD the same for a term (the "Lease Term") of 48 months commencing on August 1, 1995, and ending July 31, 1999, unless terminated or extended pursuant to any provision hereof. Tenant acknowledges hat no representations as to the repair of the Leased Premises, nor promises to alter, remodel or improve the Leased Premises have been made by Landlord, unless such are expressly set forth in this Lease.

    (b) If this Lease is executed before the Leased Premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the Leased Premises holds over, and Landlord cannot, using good faith efforts, acquire possession of the Leased Premises prior to the date above recited as the commencement date of this Lease, Landlord shall not be deemed to be in default, nor in any way liable to Tenant because of such failure, and Tenant agrees to accept possession of the Leased Premises at such time as Landlord is able to tender the same. The Lease Term shall commence (the "Commencement Date") upon the earlier to occur of the following two events: (i) the taking of possession of the Leased Premises by Tenant; or (ii) the date upon which construction of the Leased Premises has been substantially completed in accordance with the plans and specifications of Landlord and possession thereof has been tendered to Tenant. In the event the Commencement Date occurs after the date first hereinabove provided, the term of this Lease shall automatically be extended so as to include the full number of months hereinbefore provided, except that if the Commencement Date is other than the first day of a calendar month, such term shall also be extended for the remainder of the calendar month in which possession is tendered. Landlord hereby waives payment of rent (including such portion of the additional rent which is related to Tenant's use of occupancy of the Leased Premises) covering any period prior to the Commencement Date.

    (c) Notwithstanding the foregoing, in the event that Tenant's possession is delayed because Landlord has not sufficiently completed the Building or the Leased Premises, the Commencement Date shall be the date upon which the Building, other improvements on the Property and the Leased Premises have been substantially completed in accordance with the plans and specifications of Landlord (other than any work which


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cannot be completed on such date, provided such incompletion will not substantially interfere with Tenant's use of the Leased Premises); provided, however, that if Landlord shall be delayed in such substantial completion as a result of: (i) Tenant's failure to agree to plans and specifications; (ii) Tenant's request for materials, finishes or installations other than Landlord's standard; (iii) Tenant's changes in plans; or (iv) the performance or completion by a party employed by Tenant, the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of such delay. Landlord shall notify Tenant in writing as soon as Landlord deems the Building, other improvements, and the Leased Premises to be completed and ready for occupancy as aforesaid. In the event that the Building, other improvements, or the Leased Premises have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord in writing of its objections within five (5) days after Tenant receives the aforesaid notice from Landlord. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as Landlord deems necessary and shall notify Tenant in writing as soon as it deems such corrective action, if any, has been completed so that the Building, other improvements, and the Leased Premises are completed and ready for occupancy.

    (d) The taking of possession by Tenant shall be presumptive evidence that the Building, other improvements, and the Leased Premises have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of when possession was so taken (except for such items as Landlord is permitted to complete at a later date, which items shall be specified by Landlord to Tenant in writing). Upon such "Commencement Date" Tenant shall execute and deliver to Landlord a letter of acceptance of delivery of the Leased Premises that is reasonable in form. In the event of any dispute as to when and whether the work performed or required to be performed by Landlord has been substantially completed, the certificate of an A.I.A. registered architect or a temporary or final certificate of occupancy issued by the local governmental authority shall be presumptive evidence of such completion, effective on the date of the delivery of a copy of any such certificate to Tenant.

    2.   BASE RENT AND SECURITY DEPOSIT.

    (a) Tenant agrees to pay, without demand, counterclaim, offset or deduction, to Landlord for the Leased Premises in lawful money of the United States base rent (the "Base Rent") for the entire term hereof at the following rates:

                                            MONTHLY
                                           BASE RENT
                                          -----------
         8/1/95 - 7/31/96                  $3,297.08
         8/1/96 - 7/31/97                  $3,377.50
         8/1/97 - 7/31/98                  $3,457.92
         8/1/98 - 7/31/99                  $3,538.33

Said Base Rent will be payable per month, in advance, except that the monthly installment which otherwise shall be due on the Commencement Date shall be due and payable on the date hereof. Thereafter, one such monthly installment shall be due and payable, without demand, counterclaim, offset or deduction, on or before the first day of each calendar month succeeding the month in which the Commencement Date occurs; further provided, that the rental payment for any fractional calendar month at the commencement or end of the lease term shall be prorated.

    3.   TAXES.

    (a) Landlord agrees to pay all real estate taxes, installments of special assessments and other governmental charges of any kind and nature whatsoever (collectively the "Taxes") lawfully levied or assessed against the Property, the Building, and the grounds, parking areas, driveways and alleys around the Building and any fixtures, machinery and equipment owned by Landlord and located on or about the Property, Building and the grounds, parking areas, driveways and alleys around the Building; provided, all such Taxes shall be included as "Operating Costs" (as hereafter defined).

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    (b)  If at any time during the term of this Lease, the present method of taxation shall be changed so that, in lieu of the whole or any part of any Taxes, levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building on the Property, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof.
Tenant shall not protest the assessed valuation of the Building without Landlord's prior written consent.

    4. OPERATING COSTS. Tenant shall, for the entire Lease Term, pay to Landlord as additional rent, without counterclaim, setoff or deduction therefrom, its Proportionate Share of Operating Costs which Landlord may incur.

    (a) As used in this Lease, Tenant's 'Proportionate Share' shall mean a fraction, the numerator of which is the gross rentable area of the Leased Premises and the denominator of which is the gross rentable area contained in the Building, in each case as reasonably determined by Landlord. For purposes hereof, the numerator of said fraction is 3,860 the denominator is 81,243 and Tenant's Proportionate Share is 4.751%.

    (b) As used in this Lease, the term "Operating Costs" shall mean any and all expenses, costs and disbursements of any kind and nature whatsoever incurred by Landlord in connection with the ownership, leasing, management, maintenance, protection, operation, replacement and repair of the Building or the Property or any improvements situated on the Property (including, without limitation, the costs of maintaining and repairing parking lots, parking structures and easements, property management fees, salaries, fringe benefits and related costs, insurance costs of every kind and nature, heating and air conditioning costs, electricity and other utility costs, the costs of repairs, maintenance and decorating for the Building, landscape maintenance, snow removal, Taxes (as defined in Paragraph 3 hereof) and costs and expenses incurred by Landlord in protesting any assessments, levies or the Taxes which Landlord shall pay or become obligated to pay in respect of a calendar year (regardless of when such Operating Costs were incurred), the Building's pro rata share (as reasonably determined by Landlord) of the cost of operating, maintaining and repairing any areas, facilities or easements which are common to the Building and any other building sharing common facilities with the Building owned or operated by Landlord or its successor (such as, but not limited to, snow plowing, landscaping, common area and street lighting, insurance, taxes, security and management), except the following: (i) costs of alterations of tenants' premises; (ii) costs of capital improvements and costs of curing construction defects; (iii) depreciation; (iv) interest and principal payments on mortgages, and other debt costs; (v) real estate brokers' leasing commissions or computation; (vi) any cost or expenditure (or portion thereof) for which Landlord is reimbursed, whether by insurance proceeds or otherwise; and (vii) cost of any service furnished to any other occupant of the Building which Landlord does not provide to Tenant hereunder. Notwithstanding anything contained herein to the contrary, depreciation of any capital improvements made after the date of this Lease which are intended to reduce Operating Costs or which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed, shall be included in Operating Costs. The useful life of any such improvement shall be reasonably determined by Landlord. In addition, interest on the undepreciated cost of any such improvement (at the prevailing construction loan rate available to Landlord on the date the cost of such improvement was incurred) shall also be included in Operating Costs.

    In the event during all or any portion of any calendar year the Building is not fully rented and occupied, Landlord may elect to make an appropriate adjustment in Operating Costs for such year, employing sound accounting and management principles to determine Operating Costs that would have been paid or incurred by Landlord had the Building been fully rented and occupied and the amount so determined shall be deemed to have been Operating Costs for such year.

    (c) Promptly after the commencement of this Lease and during December of each year or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of the amount of Operating Costs payable for the ensuing calendar year. On or before the first day of each month thereafter, Tenant shall

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pay to Landlord, as additional rent and without demand, counterclaim, offset or deduction one/twelfth (1/12th) of such estimated amounts, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the first day of the month after the month in which such notice is given. If at any time it appears to Landlord that the amounts payable for the then current calendar year will vary from its estimate by more than five percent (5%), Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate. Within ninety
(90) days after the close of each calendar year or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement showing the total amount of Operating Costs payable in the preceding calendar year and Tenant's proportionate share thereof. If such statement shows an amount due from Tenant that is less than the estimated payments previously paid by Tenant, it shall be accompanied by a refund of the excess to Tenant. If such statement shows an amount due from Tenant that is more than the estimated payments previously paid by Tenant, Tenant shall pay the deficiency to Landlord, as additional rent, within thirty (30) days after delivery of the statement.

    (d) Notwithstanding the foregoing, Landlord reserves the right to install a separate electrical meter for any or all of the electrical service used by Tenant in the Leased Premises for lighting, convenience outlets and other direct uses. In the event of such separate metering for all of Tenant's electrical service, Tenant's proportionate share of Operating Costs shall not include any charge for similar electrical use by other tenants for their leased premises, but will include electrical charges for common areas, heat, air-conditioning and other building services.

    5. ELECTRIC SERVICE. If Tenant shall desire electric current in excess of that which is reasonably obtainable from existing electric outlets and normal for use of the Leased Premises as general office space, then Tenant shall first procure the consent of Landlord (which consent will not be unreasonably withheld). Tenant shall pay all costs incurred in connection with the purchase and installation of all facilities necessary to furnish such excess capacity and to accommodate such increased usage of electricity. Interruptions of any utility service resulting in whole or in part from any cause or causes shall not be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises or any part thereof, or render Landlord liable for damages by abatement of rent or otherwise or relieve Tenant from the performance of Tenant's obligations under this Lease.

    6. ALTERATIONS. Landlord agrees to install at Landlord's cost and expense the improvements as described in Exhibit "C" attached hereto. All other improvements to the Leased Premises shall be installed at the cost and expense of Tenant (which cost shall be payable to Landlord on demand as additional rent), but only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, and only by Landlord or by contractors and subcontractors approved in writing by Landlord (which approval shall not be unreasonably withheld). All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Leased Premises to its original condition by the date of termination of this Lease or upon earlier vacating of the Leased Premises; provided however, that if upon such termination or vacation Landlord so elects such alterations, additions, improvements and partitions shall become the property of Landlord and title to such property shall thereupon pass to Landlord under this Lease as by a bill of sale. All such removals and restoration shall be accomplished in a good and workmanlike manner by contractors approved in writing by Landlord so as not to damage the primary structure or structural qualities of the Building and with such insurance Landlord may reasonably require. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all governmental laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide such assurances to Landlord, as Landlord shall require to assure payment of the costs thereof and to protect Landlord against any loss from any mechanics', laborers', materialmen's or other liens. If such improvements are not being performed by Landlord, Tenant shall permit Landlord, if Landlord so desires, to supervise construction operations in connection with such work. In no event will such supervision or right to supervise by Landlord, or shall any approvals given by Landlord under this Lease, constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or


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quality of such work or materials to Tenant's intended use or impose any liability upon Landlord in connection with the performance of such work.

    7. SERVICE. Landlord agrees to furnish Tenant, as long as Tenant is not in default under the covenants of this Lease, water, hot, cold and refrigerated at those points of supply provided for general use of tenants; heated and refrigerated air conditioning in season at such times as Landlord normally furnishes these services to all tenants of the Building, and at such temperatures and in such amounts as are in accordance with any applicable statutes, such service at other times and on Saturday, Sunday and holidays to be optional on the part of Landlord (Landlord hereby reserves the right to charge Tenant for any such optional service requested by Tenant on such basis as Landlord, in its sole discretion, determines); janitor service to the Leased Premises on weekdays other than holidays and such window washing as may from time to time in the Landlord's judgment be reasonably required; operatorless passenger elevators for ingress and egress to the floor on which the Leased Premises are located, provided Landlord may reasonably limit the number of elevators to be in operation on Saturdays, Sundays and holidays; but failure to any extent to furnish, or any stoppage or interruption of, these defined services, resulting from any cause, shall not render Landlord liable in any respect for damages to any person, property, or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof unless the same is deemed to constitute a constructive eviction by a court of competent jurisdiction. Should any equipment or machinery furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Whenever heat generating machines or equipment are used by Tenant in the Leased Premises which affect the temperature otherwise maintained by the air conditioning equipment, Landlord reserves the right to install supplementary air conditioning units in the Leased Premises (or for the use of the Leased Premises) and the expense of such purchase, installation, maintenance, operation and repair shall be paid by Tenant upon demand as additional rent.

    8.   USE OF PREMISES.

    (a) Tenant will not occupy or use, nor permit any portion of Leased Premises to be occupied or used, for any business or purpose other than that described above in paragraph 1(a) or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner, or extra hazardous on account of fire, nor permit anything to be done which will render void or in any way increase the rate of fire insurance on the Building or its contents.

    (b) Tenant shall at its own cost and expense promptly obtain any and all licenses and permits necessary for any permitted use. Tenant shall comply with all governmental laws, ordinances and regulations (state, federal, municipal and other public or private bodies with competent jurisdiction or authority) applicable to its use and occupancy of the Leased Premises and in the discharge of its obligations hereunder. If, as a result of any change in the governmental laws, ordinances, and regulations, the Leased Premises must be altered to lawfully accommodate Tenant's use and occupancy, such alterations shall be made by Tenant at its sole cost but only with the prior consent of Landlord; provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply with such laws, ordinances and regulations. Without limiting the general application of the foregoing, Tenant shall be responsible for compliance of the Leased Premises, including, without limitation, any alterations it may make to the Leased Premises, with the requirements of the Americans with Disabilities Act (42 U.S.C. Section 12101 et seq.) and the regulations and Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as the same may be amended from time to time.

    (c) Tenet will maintain the Leased Premises (including all fixtures installed by Tenant and plate glass) in good repair, reasonable wear and tear excepted, and in a clean and healthful condition. Any repairs or replacements shall be with materials and workmanship of the same character, kind and quality as the original. Tenant shall not provide any janitorial services without Landlord's written consent and then only subject to supervision of Landlord and by a janitorial contractor or employees at all times satisfactory to Landlord. Any such services provided by Tenant shall be Tenant's sole risk and responsibility. Tenant shall not, without the

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prior written consent of Landlord, paint, install lighting or decorations of any type on or about the Leased Premises. Any sign, window or door lettering, or advertising media of any type which is visible from the exterior of the Leased Premises shall be at Tenant's expense and subject to prior written approval by Landlord.

    (d) Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy, or disturb other tenants in their enjoyment of, or Landlord in the management of, the Building.

    (e) Tenant shall comply fully with all rules and regulations of the Building and the Property which are described in Exhibit "D" attached hereto. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for the safety, care and cleanliness of the Property and for the preservation of good order therein. Copies of all rules and regulations, changes, and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by Tenant's employees, agents and invitees.

    (f) Upon the termination of this Lease, whether by the expiration of its term or otherwise, Tenant shall deliver up the Leased Premises with all improvements located thereon (except as herein provided) in good repair and condition, reasonable wear and tear excepted, broom clean and free of all debris.

    (g) The term "Hazardous Substances," as used in this Lease, shall mean pollutants, oil, contaminants, toxic or hazardous wastes or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law or ordinance relating to pollution or the protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Leased Premises that will produce any Hazardous Substance, except for such activities that are incidental to the ordinary course of Tenant's business (the "Permitted Activities"), provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; (ii) the Leased Premises will not be used in any manner for the storage of any Hazardous Substances, except for the temporary storage of such materials that are used in the ordinary course of and incidental to Tenant's business (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Landlord; (iii) Tenant will not permit any Hazardous Substances to be brought onto the Leased Premises, except for Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If, at any time during or after the term of the Lease, the Leased Premises is found to have been so contaminated by Tenant or subject to said conditions created by Tenant, or at Tenant's instance, Tenant shall indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature, including reasonable attorneys' fees, arising from or as a result of such conditions or use of the Leased Premises. The foregoing indemnification shall survive the termination or expiration of this Lease.

    9. INSPECTIONS. Landlord shall have the right to enter the Leased Premises at any reasonable time, for the following purposes: (i) to ascertain the condition of the Leased Premises; (ii) to determine whether Tenant is diligently fulfilling Tenant's responsibilities under this Lease; (iii) to clean and to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease; or (iv) to do any other act or thing which Landlord deems reasonable to preserve the Leased Premises and the Building. During the six (6) months prior to the end of the term hereof and at any time Tenant is in default hereunder, Landlord shall have the right to enter the Leased Premises at any reasonable time during business hours for the purpose of showing the Premises. Tenant shall give notice to Landlord, and shall arrange to meet with Landlord for a joint inspection of the Leased Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Leased Premises shall be presumptive evidence concerning its condition.

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    10.  ASSIGNMENT AND SUBLETTING.

    (a) Tenant shall not have the right to assign, pledge, mortgage or otherwise transfer this Lease or to sublet (which term shall include without limitation granting of licenses, concessions and the like) the whole or any part of the Leased Premises, whether voluntarily or by operation of law, directly or indirectly, or permit the use or occupancy of the Leased Premises by anyone other than Tenant, without the prior written consent of Landlord, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. Any assignment of this Lease or subletting of the whole or any part of the Leased Premises by Tenant without Landlord's express consent shall be invalid, void and of no force or effect. This prohibition includes, without limitation, any assignment, subletting, or other transfer which would occur by operation of law, merger, consolidation, reorganization, acquisition, transfer, or other change of Tenant's corporate or proprietary structure, including a change in the partners of any partnership, and the sale, pledge, or other transfer of any of the issued or outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the-counter market). It shall be a condition of the validity of any permitted assignment or subletting that the assignee or sublessee agree directly with Landlord, in form satisfactory to Landlord, to be bound by all Tenant obligations hereunder, including, without limitation, the obligation to pay all Base Rent and other amounts provided for under this Lease and the covenant against further assignment or other transfer or subletting. In the event Tenant desires to sublet the Leased Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord within a reasonable time prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Unless expressly provided by Landlord in its consent to any such permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. In the event of the occurrence of an "Event of Default" (as hereinafter defined), during the period in which the Tenant's interest in the Leased Premises or any part thereof is then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations hereunder.

    (b) If Landlord grants its consent to any sublease or assignment, Tenant shall pay Landlord as additional Base Rent, an amount equal to fifty percent (50%) of the difference between the sum of the total amount of any Base Rent plus Operating Costs payable to Tenant under such sublease or assignment minus the sum of the total amount of Base Rent plus Operating Costs payable by Tenant to Landlord hereunder during the same period as such assignment or sublease. Regardless of whether Landlord grants its consent to any proposed sublease or assignment, Tenant shall pay all of the reasonable administrative and attorneys' fees incurred by Landlord with respect to such proposed assignment or sublease. If Tenant has any options to extend the term of this Lease, such options shall not be available to any subtenant, directly or indirectly.

    (c) In addition to, but not in limitation of, Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Leased Premises, to recapture the portion of the Leased Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Leased Premises pursuant to this Paragraph, the term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the term hereof. If Landlord recaptures under this Paragraph only a portion of the Leased Premises, the rent during the unexpired term shall abate proportionately based on the rent contained in this Lease as of the date immediately prior to such recapture. In the event of termination in respect of a portion of the Leased Premises, the portion so eliminated shall be delivered to Landlord on the date specified in good order and condition in the manner required under this Lease at the end of the term hereof and thereafter, to the extent necessary in Landlord's judgment, Landlord, at Tenant's sole cost and expense, may have access to and may make modification to the Leased Premises so as to make such portion a self-contained rental unit with access to common areas, elevators and the like. The provisions of this paragraph 10 shall apply to each and every assignment of this Lease and each and every subletting of all or a portion of the Leased Premises.

    11.  FIRE AND CASUALTY DAMAGE.

    (a) If the Building, improvements, or Leased Premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot, in Landlord's reasonable estimation, be materially restored within sixty
(60) days of such damage, then Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty. Landlord shall exercise its option provided herein by written notice to Tenant within sixty (60) days of such fire or other casualty. For purposes hereof, the Building, improvements, or Leased Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Leased Premises for the purpose for which it was then being used.

    (b) If this Lease is not terminated pursuant to Paragraph 11(a), then Landlord shall proceed with all due diligence but only to the extent of insurance proceeds received by Landlord to repair and restore the Building, improvements or Leased Premises, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term exclusive of any option which is unexercised at the date of such damage).

    (c) If this Lease shall be terminated pursuant to this Paragraph 11, the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the term hereof. If this Lease shall not be terminated by Landlord pursuant to this Paragraph 11 and if the Leased Premises is untenantable in whole or in part following such damage, the rent payable during the period in which the Leased Premises is untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and material restoration within one hundred fifty (150) days after the date of such damage, Tenant may, at its option and as its sole remedy, terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the term hereof; provided however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control of other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed. In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in or about the Leased Premises by Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Leased Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

    (d) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Leased Premises, Building or Property requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen
(15) days after such requirement is made by any such holder, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the term hereof.

    (e) In the event of any damage or destruction to the Building or the Leased Premises by any peril contemplated by the provisions of this Paragraph 11, or in the event of condemnation as contemplated in Paragraph 12 hereof, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, the property belonging to Tenant from such portion of the Building as Landlord shall request and Tenant hereby waives any and all claims it may have, now or in the future, against Landlord arising in connection with damage to such property occurring as a result of any alleged failure to properly secure the Leased Premises prior to such removal.

    (f) Notwithstanding any contrary provision herein, Tenant hereby waives any claims against Landlord relating to, and Landlord shall not be liable to Tenant for, any damage to any equipment, inventory, tenant fixture or other property situated in the Leased Premises or in, on or about the Property due to any condition, design or defect in the Building or leakage of the roof, windows and pipes, or of damage from gas, oil, water, steam, smoke or electricity, or due to any other cause whatsoever, including Landlord's negligence, and Tenant assumes all risks of damage to such property.

    12.  CONDEMNATION.

    (a) If any substantial part of the Building, improvements, or Leased Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Building or Leased Premises for the purpose for which it is then being used, at the sole option of Landlord, this Lease shall terminate effective when the condemning authority acquires possession in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the term hereof.

    (b) If part of the Building or Leased Premises shall be taken by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in subparagraph 12(a) above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances. In such event, Landlord shall promptly after the determination of Landlord's award on account thereof, expend so much as may be necessary of the net amount which may be awarded to Landlord in such condemnation proceedings in restoring the Leased Premises to the extent reasonably feasible under all the circumstances to an architectural unit that is reasonably suitable to the uses of Tenant permitted hereunder. Should the net amount so awarded to Landlord be insufficient to cover the cost of so restoring the Leased Premises, in the reasonable estimate of Landlord, Landlord may, but shall have no obligation to, supply the amount of such insufficiency and restore the Leased Premises to such an architectural unit, with all reasonable diligence, or Landlord may terminate this Lease by giving notice to Tenant within a reasonable time after Landlord has determined the estimated cost of such restoration. Further, Landlord shall not be obligated in any event to make any repairs or perform any restoration work to any alterations, additions, or improvements to the Leased Premises performed by or for the benefit of Tenant (all of which Tenant shall repair and restore) or to any fixtures in or portions of the Leased Premises or the Building which were constructed or installed by or for some party other than Landlord or which are not the property of Landlord.

    (c) Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, subject to the rights of the holder of any mortgage of Landlord's interest in the Property or the Building, and Tenant shall not have nor advance any claim against Landlord or the condemning authority for the value of its property or its leasehold estate for the unexpired Lease Term, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing herein shall preclude Tenant from seeking and recovering on its own account from the condemning authority any separate award or compensation attributable solely to the taking or purchase of Tenant's chattels or trade fixtures or attributable to Tenant's relocation expenses provided that any such separate claim by Tenant shall not reduce or adversely affect the amount of Landlord's award. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefor to the other.

    13. INDEMNIFICATION. Subject to the provisions of the immediately succeeding paragraph, Tenant shall indemnify Landlord from and against any and all demands and liabilities (a) arising directly or indirectly from any default or breach by Tenant or Tenant's contractors, licensees, agents, servants, or employees under any of the terms or covenants of this Lease (including without limitation any violation of Landlord's rules and regulations and any failure to maintain or repair equipment or installations to be maintained or repaired by

Tenant hereunder) or the failure of Tenant or such persons to comply with any rule, order, regulation, or lawful direction now or hereafter in force of any public authority, in each case to the extent the same are related, directly or indirectly, to the Leased Premises or the Building, or Tenant's use thereof; or
(b) arising directly or indirectly from any accident, injury, or damage, however caused, to any person or property, on or about the Leased Premises; or (c) arising directly or indirectly from any accident, injury, or damage to any person or property occurring outside the Leased Premises but within the Building or on the Property, where such accident, injury, or damage results, or is claimed to have resulted, from any act, omission, or negligence on the part of Tenant, or Tenant's contractors, licensees, agents, servants, employees, or customers, or anyone claiming by or through Tenant. Subject to the provisions of the immediately succeeding paragraph, Landlord shall indemnify Tenant from and against any and all demands and liabilities for or relating to injury or loss of life to persons or damage to or loss of property to the extent arising from Landlord's gross negligence or intentional misconduct in and around that portion of the Building other than the Leased Premises. The duties to indemnify contemplated hereby include the duty to pay all reasonable and necessary attorneys' fees and costs incurred by the indemnitee in connection with any such proceedings and shall survive the termination of the Lease; provided, such duties shall only be applicable to the extent that they are not limited by the waiver of claims provision in the immediately succeeding paragraph.

    Insofar as and to the extent that the following provisions may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the State of Minnesota (even though extra premium may result therefrom): Landlord and Tenant mutually agree that with respect to any loss which is covered by insurance then being carried by them, the one carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss to the extent of insurance proceeds received thereunder; and they further mutually agree that their insurance companies shall have no right of subrogation against the other on account thereof. In the event that an additional premium is payable by either parry as a result of this provision, the other parry shall reimburse the party paying such premium the amount of such extra premium. If, at the written request of one party, this release and non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this paragraph shall be deemed to modify or otherwise affect any releases elsewhere contained in this Lease.

    14.  TENANT'S INSURANCE.

    (a) LIABILITY INSURANCE. Tenant shall, at its sole cost and expense, maintain in effect at all times during the Lease Term a "Commercial General Liability Insurance" policy (Insurance Service Office form title), providing coverage on an "occurrence" rather than on a "claims made" basis, with a total combined policy limit of at least $3,000,000.00, which policy shall include, but not be limited to, coverages for Bodily Injury, Property Damage, Personal Injury and Contractual Liability (applying to this Lease), or an equivalent form (or forms), so long as such equivalent form (or forms) affords coverage which is at least as broad. An Insurance Services Office "Comprehensive General Liability" policy which includes a Broad Form Endorsement GL 0404 (Insurance Services Office designation) shall be considered to be an equivalent policy form. Tenant's liability insurance coverage may be subject to a deductible, "retention" or "participation" (or other similar provision) requiring the Tenant to remain responsible for a stated amount or percentage of each covered loss; provided, however, that such deductible, retention or participation amount shall not exceed $10,000.00 for each occurrence. Such policy shall name Landlord and its mortgagees and managing agent as an Additional Insured thereunder.

    (b) PROPERTY INSURANCE. Tenant shall, at its sole cost and expense, maintain in effect at all times during the term of the Lease insurance covering all of Tenant's improvements, fixtures and property in the Leased Premises against loss by fire and other hazards covered by the so-called "all-risk" form of policy, and including earthquake coverage, in an amount equal to the actual replacement cost thereof, without deduction for physical depreciation. Such insurance shall include demolition and increased cost to rebuild coverages; Valuable Papers and Records coverage, providing for Reproduction Costs measure of recovery; and coverage for damage to Electronic Data Processing Equipment and Media, including coverage of the perils of mechanical breakdown and electronic disturbance. If the Tenant's property in the Leased Premises includes steam boilers or other equipment excluded from coverage pursuant to a Boiler and Machinery exclusion, such insurance policy shall include Boiler and Machinery insurance in an amount reasonably satisfactory to Landlord.

    (c) POLICY PROVISIONS. Policies for the liability and property insurance coverages contemplated by this Paragraph shall be in a form and with an insurer reasonably acceptable to Landlord and shall require at least thirty (30) days prior written notice to Landlord and, if requested by Landlord, Landlord's mortgagee(s), of termination or material alteration. The liability insurance under subparagraph 14(a) shall be primary with respect to Landlord and its agents and not participating with any other available insurance. Tenant shall deliver on the commencement date and on each anniversary thereof to Landlord insurer-certified copies of such policies, or other evidence reasonably satisfactory to Landlord, confirming the terms of such insurance, confirming that premiums thereon have been paid at least one (1) year in advance and confirming that the policies are in full force and effect Landlord may from time to time, but not more often than every 3 years, require a contents inventory or an insurance appraisal reasonably satisfactory to Landlord confirming the replacement cost of the insured property. If Tenant has a blanket insurance policy in force providing coverage for several properties of Tenant, including the Leased Premises, Landlord will accept certificate of such insurance, together with a copy of such blanket insurance policy; provided, the certificate sets forth the amounts of insurance and coverage, such amounts are at least equal to the amounts required hereinabove, and otherwise such policy complies with the requirements hereof.

    15. HOLDING OVER. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession of the Leased Premises to Landlord. If Tenant retains possession of the Leased Premises, or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes the creation of a month to month tenancy, upon the terms and conditions set forth in this Lease; provided, however, that the monthly rental shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to double the rental being paid monthly to Landlord under this Lease immediately prior to such termination. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from such retention of possession by Tenant, including those arising as a consequence of the loss of any proposed subsequent tenant for any portion of the Leased Premises.

    16. QUIET ENJOYMENT. Subject to the terms and provisions of this Lease and on payment of the Base Rent, additional rent, and other sums due hereunder and compliance with all of the terms and provisions of this Lease, Tenant shall lawfully, peaceably, and quietly have, hold, occupy, and enjoy the Leased Premises during the term hereof, without hindrance or ejection by Landlord or by any persons claiming under Landlord; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied. In the event this Lease is a sublease, then Tenant agrees to take the Leased Premises subject to the provisions of the prior leases.

    17. EVENTS OF DEFAULT. The following events shall be deemed to be events of default (referred to herein as "events of default" or "Events of Default") by Tenant under this Lease:

    (a) Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five (5) days from the date such payment was due; or

    (b) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within twenty (20) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; or

    (c) Tenant shall abandon or vacate any substantial portion of the Leased Premises; or

    (d) Tenant shall fail to vacate the Leased Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

    (e) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

    (f) Tenant shall become insolvent, make an assignment for the benefit of, or "bulk sale" of assets to, creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or file an answer under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or

    (g) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

    18. REMEDIES. Upon the occurrence of any of such events of default described in Paragraph 17 hereof or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

    (a) Landlord may, at its election and upon written notice, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease. In either such event, Tenant shall immediately vacate the Leased Premises and deliver immediate possession thereof to Landlord.

    (b) Upon any termination of Tenant's right to possession whether with or without termination of the Lease, Landlord may, at Landlord's option, enter into the Leased Premises, remove Tenant's signs and other evidences of tenancy and its property, and take and hold possession thereof without such entry and possession terminating the Lease if Landlord so elects or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, hereunder for the full term. Landlord may, but need not relet the Leased Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Leased Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Leased Premises as part of a larger area, and the right to change the character or use made of the Leased Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Leased Premises, or, in the event that the Leased Premises are re-let, for failure to collect the rent under such reletting, and Tenant hereby waives, to the extent permitted by applicable law, any obligation Landlord may have to mitigate Tenant's damages. In any such case, Landlord may make repairs, alterations and additions in or to the Leased Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation, any broker's commission and attorneys' fees incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorneys' fees and brokers' commissions), Tenant shall pay to Landlord the amount of such deficiency on the days originally fixed herein for the payment thereof and as additional rent hereunder.

    (c) Upon any termination of this Lease, if Landlord so elects as an alternative to the amounts set forth in (b) above, Tenant shall pay forthwith to Landlord a sum as at the time of such as termination represents the amount of the excess, if any, of the then value of the total Base Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Lease Term if the lease terms had been fully complied with by Tenant over and above the then cash rental value (in advance) of the Leased Premises for what would be the then unexpired Lease Term if the same remained in effect. For purposes of this subparagraph, if Landlord elects to require Tenant to pay damages in accordance with immediately preceding sentence, the total amount due shall be computed by assuming that Tenant's Proportionate Share of Operating Costs would be, for the balance of such unexpired term, the amount thereof for the lease year in which such termination shall occur.

    (d) Any and all property which may be removed from the Leased Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Unless otherwise provided by statute or hereunder, any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Leased Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

    (e) In the event Tenant fails to pay any installment of rent, including any amount treated as additional rent hereunder, or other sums hereunder as and when such installment or other charge is due, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment or other charge overdue in any month and two percent (2%) each month thereafter until paid in full to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be additional rent hereunder and the failure to pay such late charge within ten (10) days after demand therefor shall be an additional Event of Default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

    (f) Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or at equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Leased Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or future violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an Event of Default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Tenant agrees to pay all costs, including reasonable attorneys' fees, incurred by Landlord in enforcing or defending any of Landlord's rights or remedies granted herein or by applicable law. In the event of any action or litigation to enforce the terms hereof, Landlord shall be entitled an award of its reasonable attorneys' fees and costs.

    19. LANDLORD'S LIEN. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Leased Premises, all additions and replacements of such property, the proceeds thereof of such property and all after-acquired property of Tenant located on the Leased Premises. Such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law or at equity, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 19 at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

    20. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a first lien or charge upon the Property, or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any such mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage or for the purpose of evidencing the superiority of this Lease to the lien of any such mortgage, as may be the case.

    21. LANDLORD'S LIABILITY. The Tenant agrees to look solely to Landlord's then equity interest in the Building and the Property at the time owned, or in which Landlord holds an interest as ground lessee, for recovery of any judgment from Landlord; it being specifically agreed that neither Landlord (whether Landlord be an individual, partnership, firm, corporation, trustee, or other fiduciary) nor any partner, policyholder, officer, shareholder, beneficiary or director of Landlord, nor any trust of which any person holding Landlord's interest is trustee nor any successor in interest to any of the foregoing shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord's successors only with respect to breaches occurring during Landlord's and Landlord's successors' respective periods of ownership of Landlord's interest hereunder. It shall be a condition precedent to Tenant's right to maintain any lawsuit or other action against Landlord that Tenant first obtain an order authorizing such action from the Hennepin County District Court.

    22. MECHANIC'S AND OTHER LIENS. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Leased Premises or to change the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this Lease. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Leased Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Leased Premises and that it will save and hold Landlord harmless from any and all loss, liability, cost or expense, including reasonable attorneys' fees, based on or arising out of asserted claims or liens against the Tenant's leasehold estate or against the right, title and interest of the Landlord in the Leased Premises or the Building. If any such lien shall remain in force and effect for twenty (20) days after the filing, or Landlord's receipt, of the mechanic's lien statement or notice, Landlord shall have the right to pay and discharge the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be payable by Tenant to Landlord as additional rent hereunder upon demand. Notwithstanding the foregoing, Tenant shall have the right to contest any such lien in good faith and with all due diligence so long as any such contest, or action taken in connection therewith, adequately protects the interest of Landlord and Landlord's mortgagee in the Leased Premises, and Landlord and any such mortgagee are, by the expiration of said twenty (20) day period, furnished such security against any loss, liability, cost or expense related to any such lien and the contest thereof as are satisfactory to Landlord and any such mortgagee.

    23. NOTICES. Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment shall be deemed to be complied with when and if the following steps are taken:

    (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to:

         Whitewood (Minneapolis) Limited Partnership
         P.O. Box 630802
         Baltimore, Maryland  21263-0802

or to such other entity at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

    (b) Any notice or other document required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered whether actually received or not when deposited in the continental United States Mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:


    LANDLORD                                TENANT


    UNITED PROPERTIES CORPORATION           UNITED COMMUNITY
    3500 West 80th Street                   BANCSHARES, INC.
    Bloomington, Minnesota  55431           2600 Eagan Woods Drive
                                               Suite 135
    MR. FRANK MCBREARITY                    Eagan, Minnesota  55121
    McBrearity & Co., Inc.
    27 Turtleback Lane East
    New Canaan, Connecticut  06840

    All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this Paragraph to the same effect as if each had received such notice.

    24.  MISCELLANEOUS.

    (a) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

    (b) The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise expressly provided herein. Landlord shall have the right to assign any of its rights and obligations under this Lease and Landlord's grantee or Landlord's successor shall upon such assignment, become "Landlord" hereunder, thereby freeing and relieving the grantor or assignor of all covenants and obligations of "Landlord" hereunder accruing after the date of such transfer; provided, however, that no successor Landlord shall be responsible for the return of any security deposit provided for pursuant to Paragraph 2(b) unless such successor receives the deposit. Tenant agrees to furnish promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease. Nothing herein contained shall give any other Tenant in the Building any enforceable rights either against Landlord or Tenant as a result of the covenants and obligations of either party set forth herein.

    (c) The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the meaning and effect of the provisions hereof.

    (d) Tenant shall at any time and from time to time within ten (10) days after written request from Landlord execute and deliver to Landlord a sworn and acknowledged estoppel certificate in form reasonably satisfactory to Landlord certifying and stating as follows: (i) this Lease has not been modified or amended (or if modified or amended, setting forth such modifications or amendments); (ii) this Lease (as so modified or amended) is in full force and effect (or if not in full force and effect, the reasons therefor); (iii) the Tenant has no offsets or defenses to its performance of the terms and provisions of this Lease, including the payment of rent (or if there are any such defenses or offsets, specifying the same); (iv) Tenant is in possession of the Leased Premises, if such be the case; (v) if an assignment of rents or leases has been served upon Tenant by a mortgagee or prospective mortgagee, Tenant has received such assignment and agrees to be bound by the provisions thereof, and (vi) any other accurate statements reasonably required by Landlord or its mortgagee or prospective mortgagee or purchaser. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee and their respective successors and assigns and Tenant shall, to the fullest extent required at law or in equity, indemnify Landlord and such mortgagee and/or purchaser from and against all loss, cost and expense, including reasonable attorneys' fees, arising as a result of any material misstatement contained in such estoppel certificate. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten (10) day period and such certificate as signed by Landlord shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five (5) days after receipt by Tenant of a copy of the certificate executed by Landlord on behalf of Tenant.

    (e) This Lease may not be amended except by an instrument in writing signed by both parties hereto.

    (f) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to Operating Costs and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary: (i) to repair and restore the Leased Premises as provided herein; and (ii) to discharge Tenant's obligation for Operating Costs or other amounts due Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 25(f).

    (g) If any clause, phrase, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid and unenforceable, there be added as a part of this Lease contract a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as maybe possible and be valid and enforceable.

    (h) Submission of this Lease shall not be deemed to be a reservation of the Leased Premises or an offer to lease. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Leased Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold delivery of possession of the Leased Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by Paragraph 2(b) hereof, the first month's rent as set forth in Paragraph 2(a) hereof, and any sum owed pursuant to Paragraph 6 hereof.

    (i) Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to causes of any kind whatsoever which are beyond the control of Landlord. In no event shall Landlord ever be liable to Tenant for any special, indirect or consequential damages.

    (j) The execution of this Lease shall be subject to approval, if required, by Landlord's lenders for the Building.

    (k) If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Any indemnification of, or option granted to, Landlord shall also include or be exercisable by Landlord's partners, officers, agents and employees, as the case may be.

    (l) Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on Exhibit "E" attached hereto; and (ii) indemnities and holds the other harmless from any and all losses, liability, costs, or expenses (including attorneys' fees) incurred as a result of an alleged breach of the foregoing warranty.

    (m) This Lease shall be construed in accordance with the laws of the State in which the Leased Premises is situated.

    25. SUBSTITUTION OF PREMISES. At any time after the date of execution of this Lease, Landlord may substitute for the Leased Premises, other premises in the Building (the "New Premises"), in which event the New Premises shall be deemed to be the Leased Premises for all purposes under this Lease, provided:
(i) the New Premises shall be similar to the Leased Premises in area and appropriateness for the conduct of Tenant's permitted use; (ii) said substitution shall be made in order to put into the Leased Premises a major tenant of the Building who then occupies, or as a result of such move will occupy, all or a substantial part of the floor in which the Leased Premises is located; (iii) if Tenant is then occupying the Leased Premises, Landlord shall pay the expense of moving Tenant, its property and equipment to the New Premises and such moving shall be done at such time and in such manner so as to cause the least inconvenience to Tenant; (iv) Landlord shall give to Tenant not less than thirty (30) days' prior written notice of such substitution; and (v) Landlord shall, at its sole cost, improve the New Premises with improvements substantially similar to those located in the Leased Premises.

    26. CERTAIN RIGHTS RESERVED TO THE LANDLORD. The Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

    (a)  to change the name or street address of the Building;

    (b) to install and maintain a sign or signs on the exterior of the Building;

    (c) to have access for the Landlord and the other tenants of the Building to any mail chutes located on the Leased Premises according to the rules of the United States Post Office;

    (d) to designate all sources furnishing sign painting and lettering, ice, drinking water, towels, coffee cart service and toilet supplies, lamps and bulbs used on the Leased Premises;

    (e)  to retain at all times passkeys to the Leased Premises;

    (f) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

    (g) to close the Building after regular working hours and on the legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building; and

    (h) to take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Leased Premises or to the Building, as may be necessary or desirable for the safety or operation of the Leased Premises or the Building.

    The Landlord may enter upon the Leased Premises and may exercise any or all of the foregoing rights hereby reserved without abatement of rent or affecting any of the Tenant's obligations hereunder.

    27. SELF-HELP BY LANDLORD. If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but not the obligation, to enter upon the Leased Premises and/or to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing any such obligations, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

    28.  ADDITIONAL PROVISIONS.  See attached Paragraphs ____ through _____.


EXECUTED the 7th day of September, 1995.


                                          LANDLORD:

                                          WHITEWOOD (MINNEAPOLIS)
                                          LIMITED PARTNERSHIP, a Minnesota
                                          limited partnership

                                          By: IBUS WHITEWOOD, INC., a
                                              Minnesota corporation, its general
                                              partner


                                          By:   /s/
                                              ---------------------------------
                                              Name: Frank B. McBrearity, Jr.
                                              Title: Vice President


                                          TENANT:

                                          UNITED COMMUNITY BANCSHARES,
                                          INC.


                                          By:   /s/
                                              ---------------------------------
                                          Title: Executive Vice President

                                      EXHIBIT A

                                 [plan: first floor]

                                      EXHIBIT B





                                    LOT 1, BLOCK 1

                               EAGAN WOODS OFFICE PARK

                                      EXHIBIT C

                       [plan: blowup of first floor - 3 pages]

                                      EXHIBIT D

                                RULES AND REGULATIONS


    1. The sidewalks, halls, passages, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the leased premises. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgement of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. Tenant and its employees shall not go upon the roof of the Building without the written consent of the Landlord.

    2. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Buildings shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose clerk, agents, servants, or visitors, shall have caused it.

    3. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the leased premises, such use of such curtain, blind, shade or screen shall be discontinued forthwith by Tenant. No awnings shall be permitted on any part of the leased premises.

    4. No safes or other objects heavier than the lift capacity of the freight elevators of the Building shall be brought into or installed on the leased premises. Tenant shall not place a load upon any floor of the leased premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord.

    5. Tenant shall not use, keep, or permit to be used or kept any foul or noxious gas or substance in the leased premises, or permit or suffer the leased premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds (except Seeing eye dogs) be brought into or kept in or about the Building. Tenant shall not place or install any antennae or aerials or similar devices outside of the leased premises.

    6. Tenant shall not use or keep in the Building any inflammables, including but not limited to kerosene, gasoline, naphtha and benzine (except cleaning fluids in small quantities and when in containers approved by the Board of Underwriters), or explosives or any other articles of intrinsically dangerous nature, or use any method of heating other than that supplied by Landlord.

    7. If Tenant desires telephone or telegraph connections or alarm systems, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without specific directions from Landlord.

    8. Tenant, upon the termination of the tenancy, shall deliver to the Landlord all the keys of offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished shall pay the Landlord therefor.

    9. Tenant shall not put down any floor covering in the leased premises without the Landlord's prior approval of the manner and method of applying such floor covering.

    10. On Sundays and legal holidays, and on other days between the hours of 6 p.m. and 8 a.m., access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the leased premises may be refused unless the person seeking access is known to the watchman of the Building in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom the Landlord has the right to exclude under Rule 1 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or Landlord and protection of property in the Building.

    11. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage which includes keeping doors locked and windows and other means of entry to the leased premises closed.

    12. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the leased premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

    13. In advertising or other publicity, without Landlord's prior written consent, Tenant shall not use the name of the Building except as the address of its business and shall not use pictures of the Building.

    14. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building; and shall not exhibit, sell or offer to sell, use, rent or exchange in or from the leased premises unless ordinarily embraced within the Tenant's use of the leased premises specified herein.

    15. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall not allow the adjustment (except by Landlord's authorized building personnel) of any controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed and shall not open any windows except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's consent.

    16. Tenant shall not do any cooking in the leased premises or engage any coffee cart service.

    17. Any wallpaper or vinyl fabric materials which Tenant may install on painted walls shall be applied with a stripable adhesive. The use of nonstripable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

    18. Tenant shall provide and maintain hard surface protective mats under all desk chairs which are equipped with casters to avoid excessive wear and tear to carpeting. If Tenant fails to provide such mats, the cost of carpet repair or replacement made necessary by such excessive wear and tear shall be charged to and paid for by Tenant.

    19. Tenant will refer all contractor's representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

    20. Movement in or out of the Building of furniture, office equipment or other bulky materials, or movement through the Building entrances or lobby shall be restricted to hours designated by Landlord. All such movements shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by

Landlord and subject to his decision and control, of the time, method and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel or Landlord if damaged or injured as a result of acts in connection with such service performed for Tenant and Tenant hereby agrees to indemnify and hold harmless Landlord from and against any such damage, injury or loss, including attorney's fees.

    21. No portion of Tenant's area or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

    22. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area or any public rooms regardless of whether such loss occurs when such area is locked against entry or not.

    23. Employees of Landlord shall not receive or carry messages for or to any tenant or other person, nor contract with or render free or paid services to any tenant or tenant's employees, or invitees; in the event any of Landlord's employees perform any such services, such employee shall be deemed the agent of Tenant regardless of whether or how payment is arranged for services and Landlord is expressly relieved from any and all liability in connection with any such services and any associated injury or damage to person or property.

    24. Tenant and its employees, agents, and invitees shall observe and comply with the driving and parking signs and markers on the property surrounding the Building.

    25. Tenant shall not place, install, or operate on the leased premises or in any part of the Building, any coffee making device or equipment without the prior consent of Landlord.

    26. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to promptly.

    27. The directories of the Building shall be used exclusively for the display of the name and location of the tenants only and will be provided at the expense of Landlord. Any additional names requested by Tenant to be displayed in the directories must be approved by Landlord and, if approved, will be provided at the sole expense of Tenant.

    28. No vending machines of any description shall be installed, maintained or operated in any part of the Building without the written consent of Landlord.

    29. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.